EXHIBIT 99.1

CONVERSION AGREEMENT

This Conversion Agreement (“Agreement”) is made as of the 25th day of March, 2011 (“Effective Date”), by and among XIOM Corp., a Delaware corporation (“XIOM”), Environmental Infrastructure Holdings Corp., a Delaware corporation (“EIHC”), and XXXXXX (“Noteholder”).  XIOM, EIHC, and Noteholder may hereinafter be individually referred to as a “Party,” and collectively referred to as the “Parties.”

BACKGROUND

A.           XIOM has issued to Noteholder a [7% Convertible Exchange] Note (the “XIOM Note”) dated as of 12 April 2007, pursuant to which Noteholder has the right to receive certain principal and interest payments from XIOM and certain conversion rights with respect to shares of common stock of XIOM  (a copy of the Note is attached hereto as Exhibit A).

B.           EIHC is the holding company of XIOM and its subsidiaries.

C.           Notwithstanding the terms of the XIOM Note, the Parties desire to convert the XIOM Note into shares of common stock, par value $0.0001, of EIHC (“EIHC Common Stock”) on the terms and conditions set forth herein.

TERMS OF AGREEMENT

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereby agree as follows:

1.           Conversion.  Noteholder hereby agrees to convert (the “Conversion”) the principal, accrued interest, and any other amounts that it may be owed pursuant to the XIOM Note as of the Effective Date, which amounts are equal to $XXXXX (the “Total Note Amount”), into a total of XXXXXX shares (the “Shares”) of EIHC Common Stock.  The conversion price per Share shall be equal to $0.25.

2.           Effect of Conversion.  Noteholder hereby agrees that its conversion hereunder is irrevocable and binding on Noteholder, its successors and assigns or heirs and personal representatives, as the case may be.  Noteholder hereby represents that it is the sole holder of the XIOM Note and the amounts payable thereunder.  Noteholder acknowledges and agrees that the issuance to Noteholder by EIHC of EIHC Common Stock and the acceptance thereof by Noteholder pursuant to this Agreement will constitute a full and complete satisfaction of any and all obligations under the XIOM Note.  Noteholder agrees that, as of the Effective Date, the XIOM Note will be terminated and all rights and obligations thereunder cancelled and replaced by those of the EIHC Common Stock.

3.           Issuance of EIHC Common Stock.  Concurrently with the execution of this Agreement, EIHC is issuing to Noteholder, without the payment of any further consideration by Noteholder, one or more stock certificates representing the number of shares of EIHC Common Stock set forth above in Section 1 hereof.

4.           Issuance of Note to EIHC.  As consideration for the Conversion, XIOM shall issue to EIHC a promissory note in favor of EIHC equal to the Total Note Amount set forth in Section 1 hereof on terms and conditions mutually agreed upon by XIOM and EIHC.

5.           Release and Acknowledgment. Noteholder hereby releases XIOM, EIHC and their respective shareholders, directors, officers, employees, agents, attorneys, affiliates, parents, subsidiaries, successors, assigns, and all persons acting by, through, under or in concert with any of them, from any and all rights and claims, known or unknown, that the Noteholder may have now or in the future may arise constituting a claim of payment or collection of the XIOM Note and the obligations of XIOM and EIHC thereunder, whether arising, occurring or existing on or before the date of this Agreement.  The Parties acknowledge and agree that, except for the obligations of EIHC regarding the conversion of the XIOM Note to shares of EIHC, EIHC has no obligations or liability to Noteholder under or with respect to the XIOM Note.

6.           Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, email or facsimile, addressed as set forth below or to such other address as such Party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile, with accurate confirmation of receipt, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), on the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  (i) if to XIOM, to:  XIOM Corp., 78 Lamar Street, West Babylon, NY 11704, Attn:  James K. Weber, jim.weber@xiom-corp.com with a copy by the same method to:  Dilworth Paxson LLP, 1500 Market Street, Suite 3500E, Philadelphia, PA, 19102, Attn:  Michael J. Tierney, Esquire (fax, 215-575-7200), mtierney@dilworthlaw.com, (ii) if to EIHC, to Environmental Infrastructure Holdings Corp., 200 West Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428, Attn: Michael D. Parrish, michael.parrish@equisolgroup.com, and (iii) if to the Noteholder, to:  the address, email and fax number indicated on the signature page to this Agreement.

7.           Binding Effect.  This Agreement shall be binding upon the Parties and their successors and assigns or heirs and personal representatives, as the case may be, and shall inure to the benefit of the Parties and their successors and assigns or heirs and personal representatives, as the case may be.

8.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts of Delaware or in the federal courts located in Delaware.  The Parties agree to submit to the jurisdiction of such courts.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.

9.           Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or between the Parties, written or oral.  This Agreement cannot be modified or amended except by a written document executed by the Parties.

10.           Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

11.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Conversion Agreement as of the Effective Date.

XIOM CORP.

By:
Name:	James K. Weber
Title:	President & CEO

ENVIRONMENTAL INFRASTRUCTURE HOLDINGS CORP.

By:
Name:	Michael D. Parrish
Title:	President & CEO

NOTEHOLDER:

By:
Name:
Title: